Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Blue Rhino Corporation (the “Company”) for the period ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Castaneda, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Castaneda

Mark Castaneda Chief Financial Officer June 9, 2003

A signed original of this written statement required by Section 906 has been provided to Blue Rhino Corporation and will be retained by Blue Rhino Corporation and furnished to the Securities and Exchange Commission or its staff upon request.